SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 22, 2004

Date of Report (Date of earliest event reported)

POORE BROTHERS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-14556	86-0786101
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

3500 South La Cometa Drive
Goodyear, Arizona 85338
(Address of principal executive offices) (zip code)

(623) 932-6200
(Registrant’s telephone number, including area code)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)          Exhibits

99.1                           Press Release of Poore Brothers, Inc., dated April 22, 2004.

Item 9.  Regulation FD Disclosure

The information included in this section is intended to be included in “Item 12. Disclosure of Results of Operations and Financial Condition” and is included under this Item 9 in accordance with SEC Release No. 33-8216.

On Thursday, April 22, 2004, the Registrant issued a press release (attached hereto as Exhibit 99.1 and which is incorporated by reference herein) announcing its first quarter earnings for the fiscal quarter ended March 27, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2004	POORE BROTHERS, INC.

	By:	/s/ Thomas W. Freeze
Thomas W. Freeze
Senior Vice President &
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number

Description

99.1	Press Release, dated April 22, 2004